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                                                 Exhibit (10)(a)





                            BANPONCE CORPORATION

                 MEDIUM-TERM NOTE ADMINISTRATIVE PROCEDURES
                      (Dated as of February 15, 1995)


      Medium-Term Notes (collectively, the "Notes") in the aggregate principal amount of up to $500,000,000 are to be offered on a continuous basis by BanPonce Corporation (the "Company") directly to purchasers and/or through such agents as the Company may from time to time appoint (each, an "Agent"). The Agents, if any, also may purchase Notes as principal for resale.

      The Notes will be issued pursuant to the Indenture (the "Indenture"), dated as of February 15, 1995, between the Company and The First National Bank of Chicago, as trustee (the "Trustee"). A Registration Statement (the "Registration Statement", which term shall include any additional registration statements filed in connection with the Notes) with respect to the Notes has been filed with the Securities and Exchange Commission (the "Commission"). The most recent base Prospectus included in the Registration Statement, as supplemented with respect to the Notes, is herein referred to as the "Prospectus." The most recent supplement to the Prospectus with respect to the specific terms of the Notes is herein referred to as the "Pricing Supplement."

      The Notes will either be issued (a) in book-entry form and repre-sented by one or more fully registered Notes (each, a "Book-Entry Note") delivered to the appropriate Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form (each, a "Certificated Note") delivered to the purchaser thereof or a person designated by such purchaser. Owners of beneficial interests in Book-Entry Notes will be entitled to physical delivery of Certificated Notes equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.

      General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Book-Entry Notes will be issued in accordance with the procedures set forth in Part II hereof and Certificated Notes will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.

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                Part I:  Procedures of General Applicability

Date of Issuance/
  Authentication:                         Each Note will be dated as of the
                                          date of its authentication by the
                                          Trustee or its duly appointed
                                          authenticating agent.  Each Note
                                          shall also bear an original issue
                                          date (the "Original Issue Date").
                                          The Original Issue Date shall
                                          remain the same for all Notes
                                          subsequently issued upon
                                          transfer, exchange or
                                          substitution of an original Note
                                          regardless of their dates of
                                          authentication.

Maturities:                               Each Note will mature on a date
                                          selected by the purchaser and
                                          agreed to by the Company which is
                                          not less than nine months nor
                                          more than thirty years from its
                                          Original Issue Date; provided,
                                          however, that Notes bearing
                                          interest at rates determined by
                                          reference to selected indices
                                          ("Floating Rate Notes") will
                                          mature on an Interest Payment
                                          Date.

Currencies:                               Each Note shall be denominated in
                                          one of the currencies or currency
                                          units, as specified in the
                                          relevant Pricing Supplement, or
                                          in such other currency or
                                          currency unit as may be agreed
                                          from time to time between the
                                          Company and each purchaser (or
                                          each Agent) and as specified in
                                          the relevant Pricing Supplement,
                                          or, if no currency or currency
                                          unit is specified therein, in
                                          U.S. dollars.  Notes denominated
                                          in one or more currencies or
                                          currency units other than in U.S.
                                          dollars are herein referred to as
                                          "Multi-Currency Notes."  Notes
                                          that have the amount of principal
                                          payments determined by reference
                                          to an index currency are herein
                                          referred to as "Indexed Notes."

Denominations:                            The Notes will be issued in
                                          denominations of $1,000 and
                                          integral

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                                          multiples thereof.  Any Notes
                                          denominated other than in U.S.
                                          dollars will be issuable in
                                          denominations as set forth in the
                                          relevant Multi-Currency and
                                          Indexed Note Prospectus
                                          Supplement.  For special
                                          provisions relating to Multi-
                                          Currency Notes and Indexed Notes,
                                          see the related Multi-Currency
                                          and Indexed Note Supplement.

Registration:                             Notes will be issued only in
                                          fully registered form.

Redemption/Repayment:                     The Notes will be subject to
                                          repayment at the option of the
                                          Holders thereof in accordance
                                          with the terms of the Notes on
                                          their respective Optional
                                          Repayment Dates, if any.
                                          Optional Repayment Dates, if any,
                                          will be fixed at the time of sale
                                          and set forth in the applicable
                                          Pricing Supplement and in the
                                          applicable Note.  If no Optional
                                          Repayment Dates are indicated
                                          with respect to a Note, such Note
                                          will not be repayable at the
                                          option of the Holder prior to
                                          Maturity.

                                          The Notes will be subject to
                                          redemption by the Company on and
                                          after their respective Initial
                                          Redemption Dates, if any.  Initial
                                          Redemption Dates, if any, will be
                                          fixed at the time of sale and set
                                          forth in the applicable Pricing
                                          Supplement and in the applicable
                                          Note.  If no Initial Redemption
                                          Dates are indicated with respect
                                          to a Note, such Note will not be
                                          redeemable prior to Maturity.

Calculation of
   Interest:                              In the case of Fixed Rate Notes,
                                          interest (including payments for
                                          partial periods) will be calcu-
                                          lated and paid on the basis of a
                                          360-day year of twelve 30-day
                                          months.  In the case of Floating
                                          Rate Notes, interest will be
                                          calculated and

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                                          paid on the basis of the actual
                                          number of days in the interest
                                          period divided by 360 with the
                                          exception of Treasury Rate Notes
                                          for which interest will be calcu-
                                          lated on the basis of the actual
                                          number of days in the interest
                                          period divided by the actual
                                          number of days in the year.  If
                                          an Interest Payment Date with
                                          respect to any Fixed Rate Note
                                          falls on a day that is not a
                                          Business Day (as hereinafter
                                          defined), the payment of interest
                                          required to be made on such
                                          Interest Payment Date need not be
                                          made on such day, but may be made
                                          on the next succeeding Business
                                          Day with the same force and
                                          effect as if made on such
                                          Interest Payment Date and no
                                          interest shall accrue on such
                                          payment for the period from and
                                          after such Interest Payment Date.
                                          If an Interest Payment Date with
                                          respect to any Floating Rate Note
                                          would otherwise fall on a day
                                          that is not a Business Day, such
                                          Interest Payment Date will be the
                                          following day that is a Business
                                          Day, except that in the case of a
                                          LIBOR Note, if such day falls in
                                          the next calendar month, such
                                          Interest Payment Date will be the
                                          preceding day that is a Business
                                          Day.  If the Stated Maturity, or
                                          date of earlier redemption or
                                          repayment, as the case may be, of
                                          a Note is not a Business Day, the
                                          payment of principal and interest
                                          due on such day shall be made on
                                          the next succeeding Business Day
                                          and no interest shall accrue on
                                          such payment for the period from
                                          and after such Stated Maturity,
                                          or date of earlier redemption or
                                          repayment.  For special
                                          provisions relating to Multi-
                                          Currency Notes and Indexed Notes,
                                          see the related Multi-Currency
                                          and Indexed Note Prospectus
                                          Supplement.

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Acceptance and
  Rejection of Offers:                    The Company shall have the sole
                                          right to accept offers to
                                          purchase Notes from the Company
                                          and may reject any such offer in
                                          whole or in part.  Each Agent
                                          shall communicate to the Company,
                                          orally or in writing, each
                                          reasonable offer to purchase
                                          Notes from the Company received
                                          by it.  Each Agent shall have the
                                          right, in its discretion
                                          reasonably exercised, without
                                          notice to the Company, to reject
                                          any offer to purchase Notes
                                          through it in whole or in part.

Preparation of
  Pricing Supplement:                     If any offer to purchase a Note
                                          is accepted by the Company, the
                                          Company, with the approval of the
                                          Agent which presented the order,
                                          if any (the "Presenting Agent"),
                                          will prepare a Pricing Supplement
                                          reflecting the terms of such Note
                                          and file 10 Pricing Supplements
                                          relating to the Notes with the
                                          Commission in accordance with
                                          Rule 424 under the Act.  Infor-
                                          mation to be included in the
                                          Pricing Supplement shall include:

                                                1.    the name of the
                                          Company;

                                                2.    the title of the
                                          securities, including series
                                          designation, if any;

                                                3.    the date of the
                                          Pricing Supplement and the date
                                          of the Prospectus Supplement to
                                          which the Pricing Supplement
                                          relates;

                                                4.    the Price to Public
                                          (but only if (a) the trade is
                                          being made by an Agent on an
                                          agency basis or directly by the
                                          Company and (b) such Price to
                                          Public is other than 100%);

                                                5.    Net Proceeds to the
                                          Company (but only if (a) the
                                          trade

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                                          is being made on a principal
                                          basis by an Agent and (b) the Net
                                          Proceeds to the Company is other
                                          than 100%), less what would have
                                          been the applicable agency
                                          commission;

                                                6.    the information with
                                          respect to the terms of the Notes
                                          set forth below (whether or not
                                          the applicable Note is a Book-
                                          Entry Note) under "Procedures for
                                          Notes Issued in Book-Entry Form
                                          -- Settlement Procedures", items
                                          2, 3, 7, 8 and 9; and

                                                7.  any other terms of the
                                          Notes not otherwise specified in
                                          the Prospectus or Prospectus
                                          Supplement.

                                          One copy of such filed document
                                          will be sent by telecopy or over-
                                          night express (for delivery not
                                          later than 11:00 A.M. on the
                                          Business Day next following the
                                          trade date) to the applicable
                                          Presenting Agent, if any, at the
                                          address previously notified to
                                          the Company in writing by such
                                          Presenting Agent.

                                          The Company or Presenting Agent,
                                          if any, will cause a stickered
                                          supplemented Prospectus with the
                                          trade confirmation to be
                                          delivered to the purchaser of the
                                          Note.

                                          For record keeping purposes, one
                                          copy of each Pricing Supplement
                                          shall also be mailed or
                                          telecopied to each Agent at the
                                          address previously notified to
                                          the Company in writing by such
                                          Agent, and to

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                                          the Trustee at the following
                                          address:

                                          The First National Bank of
                                          Chicago
                                          One First National Plaza
                                          Suite 0126
                                          Chicago, Illinois 60670-0126
                                          Attention:  Corporate Trust
                                                        Administration

                                          In each instance that a Pricing
                                          Supplement is prepared, the
                                          Company or the Presenting Agent,
                                          if any, will affix the Pricing
                                          Supplement to supplemented
                                          Prospectuses prior to its use.
                                          Outdated Pricing Supplements and
                                          the Prospectuses to which they
                                          are attached (other than those
                                          retained for files) will be
                                          destroyed.

Settlement:                               The receipt of immediately avail-
                                          able funds by the Company in
                                          payment for a Note and the
                                          authentication and delivery of
                                          such Note shall, with respect to
                                          such Note, constitute
                                          "settlement."  Offers accepted by
                                          the Company will be settled at a
                                          time as the purchaser and the
                                          Company shall agree and pursuant
                                          to the timetable for settlement
                                          set forth in Parts II and III
                                          hereof under "Settlement
                                          Procedures" with respect to
                                          Book-Entry Notes and Certificated
                                          Notes, respectively (each such
                                          date fixed for settlement, a
                                          "Settlement Date").  If
                                          procedures A and B of the
                                          applicable Settlement Procedures
                                          with respect to a particular
                                          offer are not completed on or
                                          before the time set forth under
                                          the applicable "Settlement
                                          Procedures Timetable", such offer
                                          shall not be settled until the
                                          Business Day following the
                                          completion of Settlement
                                          Procedures A and B or such later
                                          date as the purchaser and the
                                          Company shall agree.

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                                          In the event of a purchase of
                                          Notes by a Presenting Agent as
                                          principal, appropriate settlement
                                          details will be set forth in the
                                          applicable Terms Agreement to be
                                          entered into between the
                                          Presenting Agent and the Company
                                          pursuant to the applicable
                                          Distribution Agreement.

Procedure for Changing
  Rates or Other
  Variable Terms:                         When a decision has been reached
                                          to change the interest rate or
                                          any other variable term on any
                                          Notes being offered by the
                                          Company, the Company will
                                          promptly advise the Agents, if
                                          any, and such Agents will
                                          forthwith suspend solicitation of
                                          offers to purchase such Notes.
                                          Each Agent will telephone the
                                          Company with recommendations as
                                          to the changed interest rates or
                                          other variable terms.  At such
                                          time as the Company advises the
                                          Agents of the new interest rates
                                          or other variable terms, the
                                          Agents may resume solicitation of
                                          offers to purchase such Notes.
                                          Until such time, only
                                          "indications of interest" may be
                                          recorded.  Immediately after
                                          acceptance by the Company of an
                                          offer to purchase at a new
                                          interest rate or new variable
                                          term, the Company, any Agents and
                                          the Trustee shall follow the
                                          procedures set forth under the
                                          applicable "Settlement
                                          Procedures."

Suspension of
  Solicitation;
  Amendment or
  Supplement:                             The Company may instruct the
                                          Agents, if any, to suspend
                                          solicitation of purchases at any
                                          time.  Upon receipt of such
                                          instructions, the Agents will
                                          forthwith suspend solicitation of
                                          offers to purchase from the
                                          Company until such time as the
                                          Company has advised them that
                                          solicitation of offers to
                                          purchase may be resumed.

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                                          If the Company decides to amend
                                          the Registration Statement
                                          (including incorporating any
                                          documents by reference therein)
                                          or supplement any of such
                                          documents (other than to change
                                          rates or other variable terms),
                                          they will promptly advise the
                                          Agents, if any, and, except in
                                          the case of an amendment by the
                                          filing of a document incorporated
                                          by reference in the Registration
                                          Statement, will furnish each
                                          Agent and its counsel with copies
                                          of the proposed amendment or
                                          supplement.  One copy of such
                                          filed document, along with a copy
                                          of the cover letter sent to the
                                          Commission, will be delivered or
                                          mailed to the Agents at the
                                          addresses previously notified to
                                          the Company in writing by each
                                          Agent.

                                          In the event that at the time the
                                          solicitation of offers to
                                          purchase from the Company is
                                          suspended (other than to change
                                          interest rates or other variable
                                          terms) there shall be any offers
                                          to purchase Notes that have been
                                          accepted by the Company which
                                          have not been settled, the
                                          Company will promptly advise any
                                          Agents and the Trustee whether
                                          such offers may be settled and
                                          whether copies of the Prospectus
                                          as theretofore amended and/or
                                          supplemented as in effect at the
                                          time of the suspension may be
                                          delivered in connection with the
                                          settlement of such orders.  The
                                          Company will have the sole
                                          responsibility for such decision
                                          and for any arrangements which
                                          may be made in the event that the
                                          Company determines that such
                                          orders may not be settled or that
                                          copies of such Prospectus may not
                                          be so delivered.

Delivery of Prospectus:                   A copy of the most recent
                                          Prospectus and Pricing Supplement
                                          must accompany or precede the
                                          earlier of (a) the written
                                          confirmation of a

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                                          sale sent to a customer or his
                                          agent and (b) the delivery of
                                          Notes to a customer or his agent.

Authenticity of
  Signatures:                             The Agents, if any, will have no
                                          obligation or liability to the
                                          Company or the Trustee in respect
                                          of the authenticity of the
                                          signature of any officer,
                                          employee or agent of the Company
                                          or the Trustee on any Note.
Documents Incorporated
  by Reference:                           The Company shall supply each
                                          Agent with an adequate supply of
                                          all documents incorporated by
                                          reference in the Registration
                                          Statement.

Business Day:                             "Business Day" means any day
                                          other than a Saturday, Sunday, or
                                          other day on which banks in The
                                          City of New York (and, with
                                          respect to LIBOR Notes, the City
                                          of London) are authorized or
                                          obligated by law or executive
                                          order to close.  For the
                                          definition of "Business Day" with
                                          respect to Multi-Currency Notes
                                          or Indexed Notes, see the
                                          Prospectus Supplement.

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                   PART II:  PROCEDURES FOR NOTES ISSUED
                             IN BOOK-ENTRY FORM


      In connection with the qualification of Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and the Trustee to DTC, dated April 12, 1995, and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated May 26, 1989 (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").


Issuance:                                 All Fixed Rate Book-Entry Notes
                                          having the same Original Issue
                                          Date, interest rate, terms of
                                          redemption or repayment, if any,
                                          and Stated Maturity
                                          (collectively, the "Fixed Rate
                                          Terms") will be represented
                                          initially by a single global
                                          security in fully registered form
                                          without coupons; and all Floating
                                          Rate Book-Entry Notes having the
                                          same Original Issue Date,
                                          interest rate basis or bases upon
                                          which interest may be determined
                                          (each, an "Interest Rate Basis"),
                                          which may be one or more of the
                                          Commercial Paper Rate, the
                                          Treasury Rate, LIBOR, the CD
                                          Rate, the CMT Rate, the Federal
                                          Funds Rate, the Prime Rate, the
                                          Eleventh District Cost of Funds
                                          Rate, any other rate set forth by
                                          the Company, Initial Interest
                                          Rate, Index Maturity, Spread
                                          and/or Spread Multiplier, if any,
                                          Minimum Interest Rate, if any,
                                          Maximum Interest Rate, if any,
                                          terms of redemption or repayment,
                                          if any, and Stated Maturity (col-
                                          lectively, "Floating Rate Terms")
                                          will be represented initially by
                                          a single Book-Entry Note.

                                          Each Book-Entry Note will be
                                          dated and issued as of the date
                                          of its  authentication by the
                                          Trustee or its duly appointed
                                          authenticating

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                                          agent.  Each Book-Entry Note will
                                          bear interest from a date (the
                                          "Interest Accrual Date") which
                                          will be (a) with respect to an
                                          original Book-Entry Note (or any
                                          portion thereof), its Original
                                          Issue Date and (b) with respect
                                          to any Book-Entry Note (or
                                          portion thereof) issued
                                          subsequently upon exchange or
                                          transfer of a Book-Entry Note or
                                          in lieu of a destroyed, lost or
                                          stolen Book-Entry Note, the most
                                          recent Interest Payment Date (or,
                                          in the case of Floating Rate
                                          Notes with interest rates which
                                          reset daily or weekly, the day
                                          following the most recent Record
                                          Date) to which interest has been
                                          paid or duly provided for on the
                                          predecessor Book-Entry Note or
                                          Notes (or if no such payment or
                                          provision has been made, the
                                          Original Issue Date of the
                                          predecessor Book-Entry Note or
                                          Notes), regardless of the date of
                                          authentication of such
                                          subsequently issued Book-Entry
                                          Note.  No Book-Entry Note shall
                                          represent any Certificated Note.

Identification:                           The Company has arranged with the
                                          CUSIP Service Bureau (the "CUSIP
                                          Service Bureau") of Standard &
                                          Poor's Corporation ("Standard &
                                          Poor's") for the reservation of
                                          approximately 900 CUSIP numbers
                                          for each rank of Notes which have
                                          been reserved for future
                                          assignment to Book-Entry Notes
                                          representing Notes issued in
                                          book-entry form and has delivered
                                          to the Trustee and DTC an initial
                                          written list of such CUSIP
                                          numbers.  The Trustee will assign
                                          CUSIP numbers to Book-Entry Notes
                                          as described below under
                                          Settlement Procedure B.  DTC will
                                          notify the CUSIP Service Bureau
                                          periodically of the CUSIP numbers
                                          that the Trustee has assigned to
                                          Book-Entry Notes.  The Trustee
                                          will notify the Company at any
                                          time when fewer than

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                                          100 of the respective reserved
                                          CUSIP numbers remain unassigned
                                          to Book-Entry Notes, and, if it
                                          deems necessary, the Company will
                                          reserve additional CUSIP numbers
                                          for assignment to Book-Entry
                                          Notes representing Notes issued
                                          in book-entry form.  Upon
                                          obtaining such additional CUSIP
                                          numbers, the Company will deliver
                                          a list of such additional numbers
                                          to the Trustee and DTC.  Book-
                                          Entry Notes having an aggregate
                                          principal amount in excess of
                                          $150,000,000 and otherwise
                                          required to be represented by the
                                          same Global Certificate will
                                          instead be represented by two or
                                          more Global Certificates which
                                          shall be assigned the same CUSIP
                                          number.

Registration:                             Each Book-Entry Note will be
                                          registered in the name of CEDE &
                                          Co., as nominee for DTC, on the
                                          register maintained by the
                                          Trustee under the Indenture.  The
                                          beneficial owner of a Book-Entry
                                          Note (i.e., an owner of a
                                          beneficial interest in a Book-
                                          Entry Note), or one or more
                                          indirect participants in DTC
                                          designated by such owner, will
                                          designate one or more
                                          participants in DTC (with respect
                                          to such Book-Entry Note, the
                                          "Participants") to act as agent
                                          for such beneficial owner in
                                          connection with the book-entry
                                          system maintained by DTC, and DTC
                                          will record in book-entry form,
                                          in accordance with instructions
                                          provided by such Participants, a
                                          credit balance with respect to
                                          such Book-Entry Note in the
                                          account of such Participants.
                                          The ownership interest of such
                                          beneficial owner in such Book-
                                          Entry Note will be recorded
                                          through the records of such
                                          Participants or through the
                                          separate records of such Partici-
                                          pants and one or more indirect
                                          participants in DTC.

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

Transfers:                                Transfers of beneficial interests
                                          in a Book-Entry Note will be
                                          accomplished by book entries made
                                          by DTC and, in turn, by
                                          Participants (and in certain
                                          cases, one or more indirect
                                          participants in DTC) acting on
                                          behalf of beneficial transferors
                                          and transferees of such Book-
                                          Entry Note.

Exchanges:                                The Trustee may deliver to DTC
                                          and the CUSIP Service Bureau at
                                          any time a written notice
                                          specifying (a) the CUSIP numbers
                                          of two or more Book-Entry Notes
                                          Outstanding on such date that
                                          represent Book-Entry Notes having
                                          the same Fixed Rate Terms or
                                          Floating Rate Terms, as the case
                                          may be, other than Original Issue
                                          Dates, and for which interest has
                                          been paid to the same date; (b) a
                                          date, occurring at least 30 days
                                          after such written notice is
                                          delivered and at least 30 days
                                          before the next Interest Payment
                                          Date for the related Book-Entry
                                          Notes, on which such Book-Entry
                                          Notes shall be exchanged for a
                                          single replacement Book-Entry
                                          Note; and (c) a new CUSIP number
                                          to be assigned to such
                                          replacement Book-Entry Note.
                                          Upon receipt of such a notice,
                                          DTC will send to its Participants
                                          (including the Trustee) a written
                                          reorganization notice to the
                                          effect that such exchange will
                                          occur on such date.  Prior to the
                                          specified exchange date, the
                                          Trustee will deliver to the CUSIP
                                          Service Bureau written notice
                                          setting forth such exchange date
                                          and the new CUSIP number and
                                          stating that, as of such exchange
                                          date, the CUSIP numbers of the
                                          Book-Entry Notes to be exchanged
                                          will no longer be valid.  On the
                                          specified exchange date, the
                                          Trustee will exchange such Book-
                                          Entry Notes for a single Book-
                                          Entry Note bearing the new CUSIP
                                          number and the CUSIP numbers of
                                          the

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

                                          exchanged Book-Entry Notes will,
                                          in accordance with CUSIP Service
                                          Bureau procedures, be cancelled
                                          and not immediately reassigned.
                                          Notwithstanding the foregoing, if
                                          the Book-Entry Notes to be
                                          exchanged exceed $150,000,000 in
                                          aggregate principal amount, one
                                          replacement Book-Entry Note will
                                          be authenticated and issued to
                                          represent each $150,000,000 of
                                          principal amount of the exchanged
                                          Book-Entry Notes and an
                                          additional Book-Entry Note will
                                          be authenticated and issued to
                                          represent any remaining principal
                                          amount of such Book-Entry Notes
                                          (see "Denominations" below).

Denominations:                            All Book-Entry Notes will be
                                          denominated in U.S. dollars and
                                          will be issued in denominations
                                          of $1,000 and integral multiples
                                          thereof.  Book-Entry Notes will
                                          be denominated in principal
                                          amounts not in excess of
                                          $150,000,000.  If one or more
                                          Book-Entry Notes having an
                                          aggregate principal amount in
                                          excess of $150,000,000 would, but
                                          for the preceding sentence, be
                                          represented by a single Book-
                                          Entry Note, then one Book-Entry
                                          Note will be issued to represent
                                          each $150,000,000 principal
                                          amount of such Note or Notes
                                          issued in book-entry form and an
                                          additional Book-Entry Note will
                                          be issued to represent any
                                          remaining principal amount of
                                          such Note or Notes issued in
                                          book-entry form.  In such a case,
                                          each of the Book-Entry Notes
                                          shall be assigned the same CUSIP
                                          number.

Interest:                                 General.  Interest on each Note
                                          issued in book-entry form will
                                          accrue from the Interest Accrual
                                          Date of the Book-Entry Note
                                          representing such Note.  Each
                                          payment of interest on a Book-
                                          Entry Note will include interest
                                          accrued through the day
                                          preceding, as the case may

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                                          be, the Interest Payment Date
                                          (provided that in the case of
                                          Floating Rate Notes with interest
                                          rates which reset daily or weekly
                                          interest payments will include
                                          interest accrued to and including
                                          the Regular Record Date
                                          immediately preceding the
                                          Interest Payment Date), the
                                          Stated Maturity Date, Redemption
                                          Date or Repayment Date.  Interest
                                          payable at Maturity of a Book-
                                          Entry Note will be payable to the
                                          Person to whom the principal of
                                          such Note is payable.  DTC will
                                          arrange for each pending deposit
                                          message described under
                                          Settlement Procedure C below to
                                          be transmitted to Standard &
                                          Poor's Corporation ("S&P"), which
                                          will use the information in the
                                          message to include certain terms
                                          of the related Book-Entry Note in
                                          the appropriate daily bond report
                                          published by S&P.

                                          Interest Payment Dates.  Interest
                                          payments will be made on each
                                          Interest Payment Date commencing
                                          with the first Interest Payment
                                          Date following the Original Issue
                                          Date; provided, however, the
                                          first payment of interest on any
                                          Book-Entry Note originally issued
                                          between a Regular Record Date and
                                          an Interest Payment Date will
                                          occur on the Interest Payment
                                          Date following the next Regular
                                          Record Date.

                                          Fixed Rate Notes.  Interest pay-
                                          ments on Fixed Rate Book-Entry
                                          Notes will be made semiannually
                                          on June 15 and December 15 of
                                          each year and at Maturity.

                                          Floating Rate Notes.  Except as
                                          provided in Part I under "Calcu-
                                          lation of Interest", the Interest
                                          Payment Date for a Floating Rate
                                          Note will be, in the case of
                                          Floating Rate Notes which reset
                                          daily, weekly or monthly, on the
                                          third Wednesday of each month or
                                          on the third Wednesday of March,
                                          June, September and December of
                                          each year as specified in the
                                          applicable Pricing Supplement; in
                                          the case of Floating Rate Notes
                                          which reset quarterly, on the
                                          third Wednesday of March, June,
                                          September and December of each
                                          year; in the case of Floating
                                          Rate Notes which reset
                                          semiannually, on the third
                                          Wednesday of the two months of
                                          each year specified in the
                                          applicable Pricing Supplement;
                                          or, in the case of Eleventh
                                          District Cost of Funds Rate
                                          Notes, on the first Business Day
                                          of each month or the first
                                          Business Day of each March, June,
                                          September or December as
                                          specified in the applicable
                                          Pricing Supplement and in the
                                          case of Floating Rate Notes which
                                          reset annually, on the third
                                          Wednesday of the month specified
                                          in the applicable Pricing
                                          Supplement; and, in each case, at
                                          Maturity.  For additional special
                                          provisions relating to Floating
                                          Rate Notes, see the Prospectus
                                          Supplement.

                                          Regular Record Dates.  The
                                          Regular Record Date with respect
                                          to any Interest Payment Date for
                                          a Fixed Rate Note shall be the
                                          May 31 or November 30 preceding
                                          such Interest Payment Date.  The
                                          Regular Record Date with respect
                                          to any Interest Payment Date for
                                          any Floating Rate Note shall be
                                          the date 15 calendar days
                                          (whether or not a Business Day)
                                          preceding such Interest Payment
                                          Date.

                                          Notice of Interest Payments and
                                          Regular Record Dates.  On the
                                          first Business Day of January,
                                          April, July and October of each
                                          year, the Trustee will deliver to
                                          the Company and DTC a written
                                          list of Regular Record Dates and
                                          Interest Payment

                                          Dates that will occur during the
                                          six-month period beginning on
                                          such first Business Day with
                                          respect to Floating Rate Book-
                                          Entry Notes.  Promptly after each
                                          Interest Determination Date for
                                          Floating Rate Book-Entry Notes,
                                          the Company will notify S&P of
                                          the interest rates determined on
                                          such Interest Determination Date.

Payments of Principal
  and Interest:                           Payments of Interest Only.
                                          Promptly after each Regular
                                          Record Date, the Trustee will
                                          deliver to the Company and DTC a
                                          written notice specifying by
                                          CUSIP number the amount of
                                          interest to be paid on each Book-
                                          Entry Note issued under the
                                          Indenture on the following
                                          Interest Payment Date (other than
                                          an Interest Payment Date coin-
                                          ciding with Maturity) and the
                                          total of such amounts.  DTC will
                                          confirm the amount payable on
                                          each Book-Entry Note on such
                                          Interest Payment Date by
                                          reference to the daily bond
                                          reports published by Standard &
                                          Poor's.  On such Interest Payment
                                          Date, the Company will pay to the
                                          Trustee, and the Trustee in turn
                                          will pay to DTC, such total
                                          amount of interest due (other
                                          than at Maturity), at the times
                                          and in the manner set forth below
                                          under "Manner of Payment."

                                          Payments at Maturity.  On or
                                          about the first Business Day of
                                          each month, the Trustee will
                                          deliver to the Company and DTC a
                                          written list of principal,
                                          interest and premium, if any, to
                                          be paid on each Book-Entry Note
                                          issued under the Indenture having
                                          a Maturity in the following
                                          month.  The Trustee and DTC will
                                          confirm the amounts of such
                                          principal, premium and interest
                                          payments with respect to a Book-
                                          Entry Note on or about the fifth
                                          Business Day preceding the

                                          Maturity of such Book-Entry Note.
                                          At such maturity, the Company
                                          will pay to the Trustee, and the
                                          Trustee in turn will pay to DTC,
                                          the principal amount of such
                                          Note, together with interest and
                                          premium, if any, due at such
                                          Maturity, at the times and in the
                                          manner set forth below under
                                          "Manner of Payment."  Promptly
                                          after payment to DTC of the
                                          principal, interest and premium,
                                          if any, due at the Maturity of
                                          such Book-Entry Note, the Trustee
                                          will cancel and destroy such
                                          Book-Entry Note and deliver to
                                          the Company a certificate of
                                          destruction therefor.

                                          Manner of Payment.  The total
                                          amount of any principal, premium,
                                          if any, and interest due on Book-
                                          Entry Notes on any Interest
                                          Payment Date or at Maturity shall
                                          be paid by the Company to the
                                          Trustee in funds available for
                                          use as of 9:30 a.m., New York
                                          City time, on such date.  The
                                          Company will make such payment on
                                          such Book-Entry Notes by
                                          instructing the Trustee to
                                          withdraw funds from an account
                                          maintained by the Company with
                                          the Trustee.  The Company will
                                          confirm such instructions in
                                          writing to the Trustee.  Prior to
                                          10:00 a.m., New York City time,
                                          on such date or as soon as
                                          possible thereafter, the Trustee
                                          will pay by separate wire
                                          transfer (using Fedwire message
                                          entry instructions in a form
                                          previously specified by DTC) to
                                          an account at the Federal Reserve
                                          Bank of New York previously
                                          specified by DTC, in funds
                                          available for immediate use by
                                          DTC, each payment of principal
                                          (together with interest and
                                          premium, if any) due on a Book-
                                          Entry Note on such date.  There-
                                          after on such payment date, DTC
                                          will pay, in accordance with its
                                          SDFS operating procedures then in
                                          effect, such amounts in funds
                                          available for immediate use to
                                          the respective Participants in
                                          whose names such Notes are
                                          recorded in the book-entry system
                                          maintained by DTC.  Neither the
                                          Company nor the Trustee shall
                                          have any responsibility or
                                          liability for the payment by DTC
                                          of the principal of, or interest
                                          on, the Book-Entry Notes to such
                                          Participants.

                                          Withholding Taxes.  The amount of
                                          any taxes required under
                                          applicable law to be withheld
                                          from any interest payment on a
                                          Note will be determined and
                                          withheld by the Participant,
                                          indirect participant in DTC or
                                          other Person responsible for
                                          forwarding payments and materials
                                          directly to the beneficial owner
                                          of such Note.

Settlement Procedures:                    Settlement Procedures with regard
                                          to each Book-Entry Note sold will
                                          be as follows:

                                          A.    The Presenting Agent, if
                                                any, will advise the
                                                Company by telephone of the
                                                following Settlement infor-
                                                mation:

                                                1.    Taxpayer
                                                      identification number
                                                      of the purchaser.

                                                2.    Principal amount of
                                                      the Note.

                                                3.    Fixed Rate Notes:

                                                      (a) interest rate

                                                4.    Floating Rate Notes:

                                                      (a) interest rate
                                                          basis;
                                                      (b) initial interest
                                                          rate;
                                                      (c) spread and/or
                                                          spread-multiplier,
                                                          if any;
                                                      (d) initial interest
                                                          reset dates;
                                                      (e) interest reset
                                                          dates;

                                                      (f) interest payment
                                                          dates;
                                                      (g) index maturity;
                                                      (h) calculation
                                                          agent;
                                                      (i) maximum interest
                                                          rate, if any;
                                                      (j) minimum interest
                                                          rate, if any;
                                                      (k) alternate rate
                                                          event spread; and
                                                      (l) interest rate
                                                           reset dates.

                                                5.    Price to public of
                                                      the Note.

                                                6.    Trade date.

                                                7.    Settlement Date
                                                      (Original Issue
                                                      Date).

                                                8.    Stated Maturity.

                                                9.    Redemption
                                                      provisions, if any:

                                                      (a)   Initial
                                                            Redemption Date
                                                      (b)   Initial
                                                            Redemption
                                                            Percentage
                                                      (c)   Annual
                                                            Redemption
                                                            Percentage
                                                            Reduction

                                                10.   Optional Repayment
                                                      Date(s), if any.

                                                11.   Net proceeds to the
                                                      Company.

                                                12.   Presenting Agent's
                                                      commission.


                                          B.    The Company will advise the
                                                Trustee by telecopy or
                                                other method acceptable to
                                                the Trustee of the above
                                                settlement information with
                                                respect to each Note and
                                                shall confirm to the
                                                Trustee that the principal
                                                amount of Notes,
                                                including such Note, issued
                                                as of the relevant
                                                Settlement Date shall not
                                                exceed the limit with
                                                respect to the principal
                                                amount of Notes specified
                                                in the most recent Company
                                                Order delivered to the
                                                Trustee pursuant to Section
                                                303 of the Indenture.

                                          C.    The Trustee will assign a
                                                CUSIP Number to the Book-
                                                Entry Note and will
                                                telephone and advise the
                                                Company and the Presenting
                                                Agent, if any, of such
                                                CUSIP Number.  The Trustee
                                                will communicate to DTC and
                                                the Presenting Agent
                                                through DTC's Participant
                                                Terminal System a pending
                                                deposit message specifying
                                                the following settlement
                                                information:

                                                1.    The information set
                                                      forth in Settlement
                                                      Procedure A.

                                                2.    Identification
                                                      numbers of the
                                                      participant accounts
                                                      maintained by DTC on
                                                      behalf of the Trustee
                                                      and the Presenting
                                                      Agent, if any.

                                                3.    Identification as a
                                                      Fixed Rate Book-Entry
                                                      Note or Floating Rate
                                                      Book-Entry Note.

                                                4.    Initial Interest
                                                      Payment Date for such
                                                      Note, number of days
                                                      by which such date
                                                      succeeds the related
                                                      record date for DTC
                                                      purposes (or, in the
                                                      case of Floating Rate
                                                      Notes which reset
                                                      daily or weekly, the
                                                      date five calendar
                                                      days preceding the
                                                      Interest Payment

                                                      Date) and, if then
                                                      calculable, the
                                                      amount of interest
                                                      payment on such
                                                      Interest Payment Date
                                                      (which amount shall
                                                      have been confirmed
                                                      by the Trustee).

                                                5.    CUSIP number of the
                                                      Book-Entry Note
                                                      representing such
                                                      Note.

                                                6.    Whether such Book-
                                                      Entry Note represents
                                                      any other Notes
                                                      issued or to be
                                                      issued in book-entry
                                                      form.

                                          D.    The Company will deliver to
                                                the Trustee a Book-Entry
                                                Note representing such Note
                                                in a form that has been
                                                approved by the Company,
                                                any Agents and the Trustee.

                                          E.    The Trustee will complete
                                                and authenticate the Book-
                                                Entry Note.

                                          F.    DTC will credit such Note
                                                to the participant account
                                                of the Trustee maintained
                                                by DTC.

                                          G.    The Trustee will enter an
                                                SDFS deliver order through
                                                DTC's Participant Terminal
                                                System instructing DTC (i)
                                                to debit such Note to the
                                                Trustee's participant
                                                account and credit such
                                                Note to the participant
                                                account of the Presenting
                                                Agent, if any, or the
                                                purchaser or its agent
                                                maintained by DTC and (ii)
                                                to debit the settlement
                                                account of the Presenting
                                                Agent, if any, or the
                                                purchaser or its agent and
                                                credit the settlement
                                                account of the Trustee
                                                maintained by DTC, in an
                                                amount equal to the initial
                                                public offering price of
                                                such Note less the
                                                Presenting Agent's
                                                commission, if applicable.
                                                Any entry of such a deliver
                                                order shall be deemed to
                                                constitute a representation
                                                and warranty by the Trustee
                                                to DTC that (i) the Book-
                                                Entry Note has been issued
                                                and authenticated and (ii)
                                                the Trustee is holding such
                                                Book-Entry Note pursuant to
                                                the Certificate Agreement
                                                between the Trustee and
                                                DTC.

                                          H.    The Presenting Agent, if
                                                any, will enter an SDFS
                                                deliver order through DTC's
                                                Participant Terminal System
                                                instructing DTC (i) to
                                                debit such Note to the
                                                Presenting Agent's parti-
                                                cipant account and credit
                                                such Note to the
                                                participant account of the
                                                Participants maintained by
                                                DTC and (ii) to debit the
                                                settlement accounts of such
                                                Participants and credit the
                                                settlement account of the
                                                Presenting Agent maintained
                                                by DTC, in an amount equal
                                                to the initial public
                                                offering price of such
                                                Note.

                                          I.    Transfers of funds in
                                                accordance with SDFS
                                                deliver orders described
                                                in Settlement Procedures G
                                                and H will be settled in
                                                accordance with SDFS opera-
                                                ting procedures in effect
                                                on the Settlement Date.

                                          J.    The Trustee will credit to
                                                an account of the Company
                                                maintained by the Trustee
                                                funds available for
                                                immediate use in the amount
                                                transferred to the Trustee
                                                in accordance with
                                                Settlement Procedure G.

                                          K.    The Trustee will send a
                                                copy of the Book-Entry Note
                                                to the Company together
                                                with a statement setting
                                                forth the principal amount
                                                of Notes Outstanding as of
                                                the related Settlement Date
                                                after giving effect to such
                                                transaction and all other
                                                offers to purchase Notes of
                                                which the Company has
                                                advised the Trustee but
                                                which have not been
                                                settled.

                                          L.    The Presenting Agent, if
                                                any, or the Company will
                                                confirm the purchase of
                                                such Note to the purchaser
                                                either by transmitting to
                                                the Participant with
                                                respect to such Note a con-
                                                firmation order through
                                                DTC's Participant Terminal
                                                System or by mailing a
                                                written confirmation to
                                                such purchaser.
Settlement Procedures
  Timetable:                              For offers to purchase Notes
                                          accepted by the Company,
                                          Settlement Procedures "A" through
                                          "L" set forth above shall be
                                          completed as soon as possible but
                                          not later than the respective
                                          times (New York City time) set
                                          forth below:

                                          Settlement
                                          Procedure          Time

                                          A           11:00 a.m. on the
                                                      trade date
                                          B           12:00 noon on the
                                                      trade date
                                          C           2:00 p.m. on the
                                                      trade date
                                          D           3:00 p.m. on the
                                                      Business Day before
                                                      Settlement Date
                                          E           9:00 a.m. on
                                                      Settlement Date
                                          F           10:00 a.m. on
                                                      Settlement Date
                                          G-H         No later than 2:00
                                                      p.m. on Settlement
                                                      Date

                                          I           4:45 p.m. on
                                                      Settlement Date
                                          J-L         5:00 p.m. on
                                                      Settlement Date

                                          If a sale is to be settled more
                                          than one Business Day after the
                                          trade date, Settlement Procedures
                                          A, B, and C may, if necessary, be
                                          completed at any time prior to
                                          the specified times on the first
                                          Business Day after such trade
                                          date.  In connection with a sale
                                          which is to be settled more than
                                          one Business Day after the trade
                                          date, if the initial interest
                                          rate for a Floating Rate Note is
                                          not known at the time that
                                          Settlement Procedure A is
                                          completed, Settlement Procedures
                                          B and C shall be completed as
                                          soon as such rates have been
                                          determined, but no later than
                                          11:00 a.m. and 2:00 p.m., New
                                          York City time, respectively, on
                                          the second Business Day before
                                          the Settlement Date.  Settlement
                                          Procedure I is subject to
                                          extension in accordance with any
                                          extension of Fedwire closing
                                          deadlines and in the other events
                                          specified in the SDFS operating
                                          procedures in effect on the
                                          Settlement Date.

                                          If settlement of a Book-Entry
                                          Note is rescheduled or cancelled,
                                          the Company shall notify the
                                          Trustee and the Trustee will
                                          deliver to DTC, through DTC's
                                          Participant Terminal System, a
                                          cancellation message to such
                                          effect by no later than 2:00
                                          p.m., New York City time, on the
                                          Business Day immediately
                                          preceding the scheduled
                                          Settlement Date.

Failure to Settle:                        If the Trustee has not entered an
                                          SDFS deliver order with respect
                                          to a Book-Entry Note pursuant to
                                          Settlement Procedure G, then upon
                                          written request (which may be
                                          evidenced by facsimile transmis-

                                          sion) of the Company the Trustee
                                          shall deliver to DTC, through
                                          DTC's Participant Terminal
                                          System, as soon as practicable a
                                          withdrawal message instructing
                                          DTC to debit such Note to the
                                          participant account of the
                                          Trustee maintained at DTC.  DTC
                                          will process the withdrawal
                                          message, provided that such
                                          participant account contains a
                                          principal amount of the Book-
                                          Entry Note representing such Note
                                          that is at least equal to the
                                          principal amount to be debited.
                                          If withdrawal messages are
                                          processed with respect to all the
                                          Notes represented by a Book-Entry
                                          Note, the Trustee will mark such
                                          Book-Entry Note "cancelled", make
                                          appropriate entries in its
                                          records and send such cancelled
                                          Book-Entry Note to the Company.
                                          The CUSIP number assigned to such
                                          Book-Entry Note shall, in
                                          accordance with CUSIP Service
                                          Bureau procedures, be cancelled
                                          and not immediately reassigned.
                                          If withdrawal messages are
                                          processed with respect to a
                                          portion of the Notes represented
                                          by a Book-Entry Note, the Trustee
                                          will exchange such Book-Entry
                                          Note for two Book-Entry Notes,
                                          one of which shall represent the
                                          Book-Entry Notes for which
                                          withdrawal messages are processed
                                          and shall be cancelled
                                          immediately after issuance, and
                                          the other of which shall repre-
                                          sent the other Notes previously
                                          represented by the surrendered
                                          Book-Entry Note and shall bear
                                          the CUSIP number of the
                                          surrendered Book-Entry Note.

                                          If the purchase price for any
                                          Book-Entry Note is not timely
                                          paid to the Participants with
                                          respect to such Note by the
                                          beneficial purchaser thereof (or
                                          a person, including an indirect
                                          participant in DTC, acting on
                                          behalf of such purchaser), such
                                          Participants and,
                                          in turn, the Presenting Agent, if
                                          any, may enter SDFS deliver
                                          orders through DTC's Participant
                                          Terminal System reversing
                                          Settlement Procedures G and H,
                                          respectively.  Thereafter, the
                                          Trustee will deliver the
                                          withdrawal message and take the
                                          related actions described in the
                                          preceding paragraph.  If such
                                          failure shall have occurred for
                                          any reason other than default by
                                          the relevant Presenting Agent to
                                          perform its obligations hereunder
                                          or under the Distribution
                                          Agreement, the Company will
                                          reimburse such Presenting Agent
                                          on an equitable basis for its
                                          loss of the use of funds during
                                          the period when the funds were
                                          credited to the account of the
                                          Company.

                                          Notwithstanding the foregoing,
                                          upon any failure to settle with
                                          respect to a Book-Entry Note, DTC
                                          may take any actions in
                                          accordance with its SDFS
                                          operating procedures then in
                                          effect.  In the event of a
                                          failure to settle with respect to
                                          a Note that was to have been
                                          represented by a Book-Entry Note
                                          also representing other Notes,
                                          the Trustee will provide, in
                                          accordance with Settlement
                                          Procedures D and E, for the
                                          authentication and issuance of a
                                          Book-Entry Note representing such
                                          remaining Notes and will make
                                          appropriate entries in its
                                          records.


                   PART III:  PROCEDURES FOR NOTES ISSUED
                        IN CERTIFICATED FORM


Denominations:                            The Certificated Notes, other
                                          than Index Notes and Multi-
                                          Currency Notes, will be issued in
                                          denominations of $1,000 and
                                          integral multiples thereof.
                                          Index Notes and Multi-Currency
                                          Notes will be issued in the
                                          denominations specified in a
                                          related Multi-Currency and
                                          Indexed

                                          Note Prospectus Supplement and
                                          Pricing Supplement.

Interest:                                 Each Certificated Note will bear
                                          interest in accordance with its
                                          terms.  Interest will begin to
                                          accrue on the Original Issue Date
                                          of a Certificated Note for the
                                          first Interest Payment Period and
                                          on the most recent Interest
                                          Payment Date to which interest
                                          has been paid for all subsequent
                                          Interest Payment Periods.  Each
                                          payment of interest shall include
                                          interest accrued to, but
                                          excluding, the date of such
                                          payment.  Interest payments in
                                          respect of Fixed Rate Certifi-
                                          cated Notes will be made
                                          semiannually on June 15 and
                                          December 15 of each year and at
                                          Maturity.  However, the first
                                          payment of interest on any
                                          Certificated Note issued between
                                          a Regular Record Date and an
                                          Interest Payment Date will be
                                          made on the Interest Payment Date
                                          following the next succeeding
                                          Regular Record Date.  The Regular
                                          Record Date with respect to any
                                          Interest Payment Date for a Fixed
                                          Rate Certificated Note shall be
                                          the May 31 or November 30
                                          preceding such Interest Payment
                                          Date.  Interest at Maturity will
                                          be payable to the person to whom
                                          the principal is payable.

                                          Except as provided in Part I
                                          under "Calculation of Interest",
                                          the Interest Payment Date for a
                                          Floating Rate Certificated Note
                                          will be, in the case of Floating
                                          Rate Notes which reset daily,
                                          weekly or monthly, on the third
                                          Wednesday of each month or on the
                                          third Wednesday of March, June,
                                          September and December of each
                                          year as specified in the
                                          applicable Pricing Supplement; in
                                          the case of Floating Rate Notes
                                          which reset quarterly, on the
                                          third Wednesday of March, June,
                                          September and December of each
                                          year; in the case of Floating
                                          Rate Notes which reset
                                          semiannually, on the third
                                          Wednesday of the two months of
                                          each year specified in the
                                          applicable Pricing Supplement;
                                          or, in the case of Eleventh
                                          District Cost of Funds Rate
                                          Notes, on the first Business Day
                                          of each month or the first
                                          Business Day of each March, June,
                                          September or December as
                                          specified in the applicable
                                          Pricing Supplement and in the
                                          case of Floating Rate Notes which
                                          reset annually, on the third
                                          Wednesday of the month specified
                                          in the applicable Pricing
                                          Supplement; and, in each case, at
                                          Maturity.  The Regular Record
                                          Date with respect to a Floating
                                          Rate Note shall be the date 15
                                          calendar days (whether or not a
                                          Business Day) preceding an
                                          Interest Payment Date.

                                          Notwithstanding the above, in the
                                          case of Floating Rate
                                          Certificated Notes having
                                          interest rates which reset daily
                                          or weekly, interest payments
                                          shall include accrued interest
                                          from, and including, the date of
                                          issue or from, but excluding, the
                                          last date in respect of which
                                          interest has been accrued and
                                          paid, as the case may be,
                                          through, and including, the
                                          Regular Record Date, except that
                                          at Maturity the interest payable
                                          will include interest accrued to,
                                          but excluding, the date of
                                          Maturity.  For additional special
                                          provisions relating to Floating
                                          Rate Certificated Notes, see the
                                          Prospectus Supplement.

Payments of Principal
  and Interest:                           Upon presentment and delivery of
                                          the Certificated Note, the
                                          Trustee or the Company's duly
                                          authorized agent will pay the
                                          principal amount of each
                                          Certificated Note at Maturity and
                                          the final installment of interest
                                          in immediately avail-
                                          able funds.  All interest
                                          payments in U.S. dollars on a
                                          Certificated Note, other than
                                          interest due at Maturity, will be
                                          made by check drawn on the
                                          Trustee or the Company's duly
                                          authorized agent and mailed by
                                          such Trustee or agent to the
                                          person entitled thereto as
                                          provided in the Certificated
                                          Note.  However, the Registered
                                          Owners (as hereinafter defined)
                                          of ten million dollars or more in
                                          aggregate principal amount of the
                                          same series of Certificated Notes
                                          (whether having identical or
                                          different terms and provisions)
                                          shall be entitled to receive
                                          payments of interest, other than
                                          at Maturity, by wire transfer of
                                          immediately available funds if
                                          appropriate wire transfer
                                          instructions have been received
                                          in writing by the appropriate
                                          Trustee or such agent not less
                                          than 16 days prior to the
                                          applicable Interest Payment Date.

                                          For special provisions relating
                                          to Multi-Currency Notes and
                                          Indexed Notes, see the related
                                          Multi-Currency and Indexed Note
                                          Prospectus Supplement.

                                          The Trustee will provide monthly
                                          to the Company a list of the
                                          principal and interest in each
                                          currency to be paid on
                                          Certificated Notes maturing in
                                          the next succeeding month.  Such
                                          Trustee or agent will be respon-
                                          sible for withholding taxes on
                                          interest paid as required by
                                          applicable law, but shall be
                                          relieved from any such
                                          responsibility if it acts in good
                                          faith and in reliance upon an
                                          opinion of counsel.

                                          Certificated Notes presented to
                                          the Trustee or the Company's duly
                                          authorized agent at Maturity for
                                          payment will be cancelled by such
                                          Trustee or agent.  All cancelled
                                          Certificated Notes held by such

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

                                          Trustee shall be destroyed, and
                                          the Trustee shall furnish to the
                                          Company a certificate with
                                          respect to such destruction.

Settlement Procedures:                    Settlement Procedures with regard
                                          to each Certificated Note
                                          purchased shall be as follows:

                                          A.    The Agent, if any, will
                                                advise the Company by
                                                telephone of the following
                                                Settlement information with
                                                regard to each Certificated
                                                Note:

                                                1.    Exact name in which
                                                      the Certificated Note
                                                      is to be registered
                                                      (the "Registered
                                                      Owner").

                                                2.    Exact address or
                                                      addresses of the
                                                      Registered Owner for
                                                      delivery, notices and
                                                      payments of
                                                      principal, premium,
                                                      if any, and interest.

                                                3.    Taxpayer
                                                      identification number
                                                      of the Registered
                                                      Owner.

                                                4.    Principal amount of
                                                      the Certificated
                                                      Note.

                                                5.    Denomination of the
                                                      Certificated Note.

                                                6.    Fixed Rate Notes:

                                                      (a)   interest rate

                                                      Floating Rate Notes:

                                                      (a)   interest rate
                                                            basis or bases;
                                                      (b)   initial
                                                            interest rate;
                                                      (c)   spread or
                                                            spread
                                                            multiplier, if
                                                            any;
                                                      (d)   initial
                                                            interest reset
                                                            date;

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

                                                      (e)   interest reset
                                                            dates;
                                                      (f)   interest
                                                            payment dates;
                                                      (g)   index maturity;
                                                      (h)   calculation
                                                            agent;
                                                      (i)   maximum
                                                            interest rates,
                                                            if any;
                                                      (j)   minimum
                                                            interest rate,
                                                            if any;
                                                      (k)   alternate rate
                                                            event spread;
                                                            and
                                                      (l)   interest deter-
                                                            mination dates

                                                      Indexed Notes:

                                                      (a)   specified
                                                            currency;
                                                      (b)   indexed
                                                            currency; and
                                                      (c)   base rate of
                                                            exchange.

                                                8.    Currency or currency
                                                      unit in which the
                                                      Certificated Note is
                                                      to be denominated.

                                                9.    Price to public of
                                                      the Certificated
                                                      Note.

                                                10.   Settlement Date
                                                      (Original Issue
                                                      Date).

                                                11.   Stated Maturity.

                                                12.   Redemption
                                                      provisions, if any:

                                                      (a)   Initial
                                                            Redemption Date
                                                      (b)   Initial
                                                            Redemption
                                                            Percentage
                                                      (c)   Annual
                                                            Redemption
                                                            Percentage
                                                            Reduction

                                                13.   Optional Repayment
                                                      Date(s), if any.

                                                14.   Net proceeds to the
                                                      Company.

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


                                                15.   Presenting Agent's
                                                      commission.

                                          B.    The Company shall provide
                                                to the Trustee by telecopy
                                                or other method acceptable
                                                to the Trustee the above
                                                Settlement information with
                                                respect to each
                                                Certificated Note and shall
                                                confirm to the Trustee that
                                                the principal amount of
                                                Notes, including such
                                                Certificated Note, issued
                                                as of the relevant
                                                Settlement Date shall not
                                                exceed the limit with
                                                respect to the principal
                                                amount of Notes specified
                                                in the most recent Company
                                                Order delivered to the
                                                Trustee pursuant to
                                                Section 303 of the
                                                Indenture.  The Company
                                                also shall cause the
                                                Trustee or its duly
                                                appointed agent to issue,
                                                authenticate and deliver
                                                Certificated Notes in
                                                accordance with the
                                                Settlement Procedures
                                                Timetable set forth below.
                                                The Company also shall
                                                provide to the Trustee and
                                                the Presenting Agent, if
                                                any, a copy of the
                                                applicable Pricing
                                                Supplement.  The Company
                                                also shall provide to the
                                                Trustee and the Presenting
                                                Agent, if any, a copy of a
                                                Multi-Currency and Indexed
                                                Note Supplement, if
                                                applicable.

                                          C.    The Trustee or its duly
                                                appointed agent will
                                                complete and authenticate
                                                the Certificated Notes,
                                                including the Guarantee, in
                                                forms approved by the
                                                Company.

                                          D.    With respect to each trade,
                                                the Trustee will deliver
                                                the Certificated Notes and
                                                one photocopy thereof to
                                                the applicable Presenting
                                                Agent at

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

                                          the address previously notified
                                          in writing to the Company and the
                                          Trustee by such Presenting Agent,
                                          or to the Company at the
                                          following address:

                                                BanPonce Corporation
                                                209 Munoz Rivera Avenue
                                                3d Floor
                                                Hato Rey, Puerto Rico 00918
                                                Attn: David H. Chafey, Jr.

                                                The Trustee will keep
                                                Stub 1.  The Presenting
                                                Agent, if any, or the
                                                Company will acknowledge
                                                receipt of the Certificated
                                                Note through a broker's
                                                receipt and will keep the
                                                photocopy.  Delivery of the
                                                Certificated Note will be
                                                made only against such
                                                acknowledgment of receipt.

                                                Upon determination that the
                                                Certificated Note has been
                                                authorized, delivered and
                                                completed as
                                                aforementioned, the
                                                Presenting Agent, if any,
                                                will wire the net proceeds
                                                of the Certificated Note
                                                after deduction of its
                                                applicable commission to
                                                the Company pursuant to
                                                standard wire instructions
                                                given by the Company.

                                          E.    The Presenting Agent, if
                                                any, or the Company will
                                                deliver the Certificated
                                                Note, as well as a copy of
                                                the Prospectus and any
                                                applicable Pricing
                                                Supplement or Supplements
                                                received from the Trustee,
                                                to the purchaser against
                                                payment in immediately
                                                available funds.

                                          F.    If issued through a
                                                Presenting Agent, the
                                                Trustee will send a

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

                                          photocopy of the Certified Note
                                          to the Company.

Settlement Procedures
  Timetable:                              For offers to purchase
                                          Certificated Notes accepted by
                                          the Company, Settlement
                                          Procedures "A" through "F" set
                                          forth above shall be completed on
                                          or before the respective times
                                          set forth below:

                                          Settlement
                                          Procedure            Time

                                             A-B            3:00 PM on
                                                            Business Day
                                                            prior to
                                                            Settlement
                                             C-D            2:15 PM on
                                                            Settlement Date
                                             E              3:00 PM on
                                                            Settlement Date
                                             F              5:00 PM on
                                                            Settlement Date

Failure to Settle:                        In the event that a purchaser of
                                          a Certificated Note from the
                                          Company shall either fail to
                                          accept delivery of or make
                                          payment for a Certificated Note
                                          on the date fixed for settlement,
                                          the Presenting Agent, if any,
                                          will forthwith notify the Trustee
                                          and the Company or the Company
                                          will forthwith notify the Trustee
                                          by telephone, confirmed in
                                          writing, and return the Certifi-
                                          cated Note to the Trustee.

                                          The Trustee or the Company's duly
                                          authorized agent, upon receipt of
                                          a Certificated Note from a
                                          Presenting Agent, will
                                          immediately advise the Company,
                                          and the Company will promptly
                                          arrange to credit the account of
                                          such Presenting Agent in an
                                          amount of immediately available
                                          funds equal to the amount
                                          previously paid by such
                                          Presenting Agent in settlement
                                          for the Certificated Note.  Such
                                          credits will be made on the
                                          Settlement Date

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

                                          if possible, and in any event not
                                          later than the Business Day
                                          following the Settlement Date;
                                          provided that the Company has
                                          received notice on the same day.
                                          If such failure shall have
                                          occurred for any reason other
                                          than failure by the Presenting
                                          Agent to perform its obligations
                                          hereunder or under the
                                          Distribution Agreement, the
                                          Company will reimburse the
                                          Presenting Agent on an equitable
                                          basis for its loss of the use of
                                          funds during the period when the
                                          funds were credited to the
                                          account of the Company.
                                          Immediately upon receipt of the
                                          Certificated Note in respect of
                                          which the failure occurred, the
                                          Trustee or the Company's duly
                                          authorized agent will cancel and
                                          destroy the Certificated Note,
                                          make appropriate entries in its
                                          records to reflect the fact that
                                          the Certificated Note was never
                                          issued, and accordingly notify in
                                          writing the Company.